UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 9, 2007

Furniture Brands International, Inc.

(Exact name of Registrant as specified in charter)

Delaware	001-00091	43-0337683
(State of Incorporation)	(Commission	(IRS Employer
	File Number)	Identification Number)

101 South Hanley Road, St. Louis, Missouri 63105

(Address of principal executive offices) (zip code)

(314) 863-1100

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Pursuant to a Board Meeting on October 9, 2007, the Board of Directors made a decision not to extend the employment contract of John T. (Tom) Foy, pursuant to which Mr. Foy serves as the Company’s President and Chief Operating Officer. Mr. Foy’s employment contract expires by its terms on December 31, 2007. In accordance with the Board’s decision, Mr. Foy will resign from the Board of Directors on November 1, 2007. However, Mr. Foy will remain the Company’s President and Chief Operating Officer through January 31, 2008. The Board also agreed to award Mr. Foy a severance payment of $2 million. Mr. Foy has not advised the Company of any disagreement with the Company on any matter relating to its operations, policies, or practices.

On October 10, 2007, the Company issued a Press Release announcing Nancy Webster resigned from Furniture Brands. Ms. Webster was the President and Chief Executive Officer of Thomasville Furniture Industries, Inc. Her resignation was effective October 10, 2007. Ms. Webster will be entitled to severance compensation pursuant to our Executive Severance Plan, which is described in the Company’s Current Report on Form 8-K dated on June 19, 2007 and filed on June 27, 2007. A copy of the plan is filed as Exhibit 10.1 to such Current Report on Form 8-K and incorporated by reference herein.

A copy of the press release announcing the resignation of Ms. Webster is furnished as Exhibit 99.1 to this Form 8-K and incorporated by reference herein.

Item 7.01

Regulation FD Disclosure

The Company announced that effective October 10, 2007, Edward Teplitz will assume the role of President of Thomasville Furniture Industries, Inc.

A copy of the press release announcing the appointment of Mr. Teplitz is furnished as Exhibit 99.1 to this Form 8-K and incorporated by reference herein.

The information in this Item 7.01 and the exhibit attached hereto shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall such information or exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.
(d) 10.1 99.1

Exhibits

Executive Severance Plan of the Company (Incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K dated on June 19, 2007 and filed on June 27, 2007)

Press Release issued by the Company, dated October 10, reporting the resignation of Nancy Webster, President and Chief Executive Officer of Thomasville Furniture Industries, Inc., and the appointment Edward Teplitz, President of Thomasville Furniture Industries, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Furniture Brands International, Inc.

By:	/s/ Richard R. Isaak
Name: Richard R. Isaak
Title: Controller and Chief Accounting Officer

Dated: October 12, 2007